                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                       Date of Report:  August 15, 2000



                     Insight Communications Company, Inc.
            (Exact name of Registrant as specified in its charter)


        Delaware                             0-26677                           13-4053502
(State of incorporation)              (Commission File No.)        (IRS Employer Identification No.)

                                810 7th Avenue
                           New York, New York 10019
                   (Address of principal executive offices)


                Registrant's telephone number:  (917) 286-2300
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Item 5.   Other Events.

     On August 15, 2000, Insight Communications Company, L.P. ("Insight L.P."), a wholly owned subsidiary of the Registrant, entered into definitive agreements with AT&T Broadband, LLC ("AT&T Broadband") for the contribution to Insight Midwest, L.P. ("Insight Midwest") of additional cable television systems serving approximately 537,000 customers. Initially, Insight L.P. will exchange its Claremont, California system for AT&T Broadband's system in Freeport, Illinois. Insight L.P. will also purchase from AT&T Broadband systems serving approximately 100,000 customers in North Central Illinois. Concurrently with this purchase, Insight L.P. will contribute to Insight Midwest such newly purchased systems, as well as all of its other systems not already owned by Insight Midwest, including the aforementioned Freeport, Illinois swap (comprising in total approximately 187,000 customers). At the same time, AT&T Broadband will contribute to Insight Midwest systems located in Central and North Central Illinois serving approximately 250,000 customers. Both Insight L.P. and AT&T Broadband will contribute their respective systems to Insight Midwest subject to an agreed-upon amount of indebtedness so that Insight Midwest will remain equally owned by Insight L.P. and AT&T Broadband. Insight L.P. will continue to serve as the general partner of Insight Midwest and manage and operate the Insight Midwest systems. The consummation of the definitive agreements is subject to several conditions, including the receipt of all necessary regulatory approvals.


Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements: None

     (b)  Exhibits:

   Exhibit No.       Description
----------------     -----------
      2.1            Asset Contribution Agreement, dated August 15, 2000, by and among, Command Cable of Eastern Illinois Limited Partnership, MediaOne of Illinois, Inc., Northwest Illinois TV Cable Company, S/D Cable Partners, Ltd., TCI American Cable Holdings, L.P., TCI of Bloomington/Normal, Inc., TCI Cablevision of Texas, Inc., UACC Midwest, Inc., United Cable Television of Illinois Valley, Inc., United Cable Television of Southern Illinois, Inc., TCI of Indiana Holdings, LLC, Insight Communications Company, L.P. and Insight Midwest, L.P.

      2.2            Asset Exchange Agreement, dated August 15, 2000, by and
                       between MediaOne of Illinois, Inc. and Insight Communications Company, L.P.

      2.3            Asset Purchase and Sale Agreement, dated August 15, 2000,
                       by and between TCI of Illinois, Inc., TCI of Racine, Inc., UACC Midwest, Inc. and Insight Communications Company, L.P.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Insight Communications Company, Inc.
                                                           (Registrant)



Date: August 22, 2000                       By:   Elliot Brecher
                                               ---------------------------------
                                                  Elliot Brecher
                                                  Senior Vice President
                                                   and General Counsel